UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 20, 2025

HarborOne Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-38955	81-1607465
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number

770 Oak Street, Brockton, Massachusetts 02301

(Address of principal executive offices)

(508) 895-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	HONE	The NASDAQ Stock Market, LLC

Item 5.07 Submission of Matters to a Vote of Security Holders

On August 20, 2025, HarborOne Bancorp, Inc. (“HarborOne”) held a special meeting of HarborOne’s shareholders (the “Special Meeting”). At the Special Meeting, HarborOne’s shareholders approved a proposal to approve the merger agreement, dated April 24, 2025, by and among Eastern Bankshares, Inc. (“Eastern”), Eastern Bank, HarborOne Bancorp, Inc., and HarborOne Bank, pursuant to which HarborOne will merge with and into Eastern, with Eastern as the surviving entity (the “merger”) and, following the merger, at a time to be determined by Eastern, HarborOne Bank will merge with and into Eastern Bank, with Eastern Bank as the surviving bank (the “Merger Proposal”). HarborOne’s shareholders also approved a proposal to approve, on an advisory (non-binding) basis, specified compensation that may become payable to the named executive officers of HarborOne in connection with the merger (the “Merger-Related Compensation Proposal”). Shareholder action on a third proposal to approve one or more adjournments of the Special Meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting, or at any adjournment or postponement of that meeting, to approve the Merger Proposal (the “Adjournment Proposal”), was not required, and no vote was taken on the Adjournment Proposal. The proposals are described in detail in HarborOne’s proxy statement/prospectus, which was filed with the Securities and Exchange Commission on June 27, 2025. The final voting results for each proposal are set forth below.

1. The Merger Proposal. Approval of the Merger Proposal required the affirmative vote of the holders of two-thirds of the shares of HarborOne common stock outstanding and entitled to vote on the matter. The table below sets forth the voting results:

For	Against	Abstain	Broker Non-Vote
31,900,494	956,466	145,111	0

2. Merger-Related Compensation Proposal. Approval of the Merger-Related Compensation Proposal required that votes cast in favor of the proposal exceed the votes cast against the proposal. The table below sets forth the voting results:

For	Against	Abstain	Broker Non-Vote
29,117,950	3,392,882	491,239	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

HARBORONE BANCORP, INC.

	By:	/s/ Joseph F. Casey

	Name:	Joseph F. Casey
	Title:	President and Chief Executive Officer

Date: August 20, 2025